SCHEDULE 14-A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Filed by a Party other than the Registrant ☐
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☐  Preliminary Proxy Statement
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☒  Definitive Additional Materials
☐  Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-12

Simplicity Bancorp, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement)

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 *** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Stockholder Meeting to Be Held on October 29, 2014.

SIMPLICITY BANCORP, INC.	Meeting Information
Meeting Type: Annual Meeting
For holders as of: September 5, 2014
Date: October 29, 2014 Time: 5:00 PM Pacific Time
Location: Hilton Hotel Pasadena
168 South Los Robles
Pasadena, California 91101

SIMPLICITY BANCORP, INC. 1359 NORTH GRAND AVENUE COVINA, CA 91724

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

——   Before You Vote   ——

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

NOTICE AND PROXY STATEMENT ANNUAL REPORT ON FORM 10-K PROXY CARD

How to View Online:
Have the information that is printed in the box marked by the arrow (located on the following page) and visit:
www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:
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1) BY INTERNET:	www.proxyvote.com
2) BY TELEPHONE:	1-800-579-1639
3) BY E-MAIL*:	sendmaterial@proxyvote.com

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—— How To Vote ——
Please Choose One of the Following Voting Methods

Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance.  At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items

The Board of Directors recommends a vote “FOR”
Proposals 1, 2 and 3.

1.	The election as Directors of all nominees listed below (except as marked to the contrary) each to serve for the terms ending as listed below.

Nominees:

01) John H. Cochrane
02) Donald R. Voss
03) Dustin Luton

2.	The approval of Crowe Horwath LLP as the Company’s independent registered public accounting firm for the year ending June 30, 2015.

3.	An advisory, non-binding resolution with respect to our executive compensation.